Supplement Dated September 1, 2022
To The Initial Summary Prospectuses Dated April 25, 2022 For

ELITE ACCESS II®, JACKSON ADVANTAGE®, JACKSON RETIREMENT INVESTMENT ANNUITYSM,
PERSPECTIVE II®, and PERSPECTIVE ADVISORY II® FLEXIBLE PREMIUM VARIABLE AND
FIXED DEFERRED ANNUITIES, and ELITE ACCESS ADVISORY II®
FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This supplement updates the above-referenced initial summary prospectuses. Please read and keep it together with your initial summary prospectus for future reference. To obtain an additional copy of an initial summary prospectus, please contact us at our Jackson of NY Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

Effective September 1, 2022, the following changes have been made to "Appendix A: (Funds Available Under the Contract)" of your initial summary prospectus, in order to reflect recent sub-adviser changes:

➢    For the JNL/PPM America Floating Rate Income Fund, Fidelity Institutional Asset Management, LLC ("FIAM LLC") has been added as a sub-adviser.

➢    For the JNL/T. Rowe Price Short-Term Bond Fund, T. Rowe Price Hong Kong Limited and T. Rowe Price International Limited have been added as sub-sub-advisers.
______________________________
(To be used with JMV23537NYISP 04/22, JMV21086NYISP 04/22, JMV23538NYISP 04/22, JMV25288NYISP 04/22, JMV21451NYISP 04/22, and JMV18691NYISP 04/22)

NFV101687 09/22